EXHIBIT 10.111



                                    SCHEDULE
                   (for differences between Exhibit 10.102 and
            substantially identical documents not filed as exhibits)

                    Information on 10 substantially identical promissory notes dated September 8, 2000 made payable to the order of First Union National Bank

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

                                                                                                      Monthly
                                                                                  Principal         Installment
Location of Hotel                        Borrower                                   Amount            Amount
-----------------                        --------                                   ------            ------

Atlanta/Cumberland, Georgia              Apple Suites SPE I, Inc.                     $5,000,000       $41,959.82
Ridgeland, Mississippi                   Apple Suites SPE I, Inc.                      3,000,000        25,175.89
Baltimore, Maryland                      Apple Suites SPE II, Inc.                     9,000,000        75,527.67
Atlanta/Norcross, Georgia                Apple Suites SPE II, Inc.                     2,800,000        23,497.50
Detroit, Michigan                        Apple Suites SPE II, Inc.                     2,500,000        20,979.91
Richmond, Virginia                       Apple Suites SPE II, Inc.                     5,500,000        46,155.80
Clearwater, Florida                      Apple Suites SPE II, Inc.                     6,000,000        50,351.78
Irving, Texas                            Apple Suites REIT Limited Partnership         5,700,000        47,834.19
Plano, Texas                             Apple Suites REIT Limited Partnership         2,500,000        20,979.91
Addison, Texas                           Apple Suites REIT Limited Partnership         2,500,000        46,155.80

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